Exhibit 99.1

Media contact:
Lorrie Hunsaker
Edgewave
(858) 524-2041
lhunsaker@edgewave.com

St. Bernard Software Becomes EdgeWave
Company re-launches with expanded
Secure Content Management portfolio

San Diego, CA – January 13, 2011 –St. Bernard Software, Inc. (OTCBB: SBSW), a leader in Secure Content Management (SCM) solutions, today announced the official re-launch of the company as EdgeWave™, reflecting an expanded portfolio of SCM solutions and services, including web and email security, data protection, e-reputation, and email, all delivered through a choice of on-premise, on-demand, or custom hybrid deployments.

“The company has evolved dramatically over the past 12 months, and we are rebranding ourselves to reflect our broader mission that builds on our strong web and email security foundation,” said Lou Ryan, CEO and Chairman of the Company. “Over the past year, we’ve taken significant steps to enhance our senior leadership team and increase our talent pool, upgrade our existing products, expand our technology portfolio, overhaul our go-to-market strategy, and achieve greater cost efficiencies.  We believe all of these efforts will produce greater customer satisfaction and increase business growth and shareholder value over the long term.”

The company’s move to re-brand itself as EdgeWave caps an aggressive transformation strategy, including the recent acquisition of substantially all of the assets of Red Condor, the hiring of five seasoned executives, streamlining operations into a new worldwide headquarters facility, a re-tooling of the company’s back office operation, the formulation of a powerful new technology portfolio, and the expansion into new markets with new products.

“As a leading global distributor of security solutions and a long-time partner, the EdgeWave portfolio of SCM solutions will be a valuable addition to our web, email, and data security offerings” said Scott Griffin, Sales Executive at Trebron Company Inc. “The combination of the company’s award winning technology and price performance is a perfect fit with our mid-enterprise customers.”

About St. Bernard Software, Inc. dba as Edgewave™

EdgeWave™ (OTCBB: SBSW.OB) develops and markets on demand, on-premises, and hybrid Secure Content Management (SCM) solutions to the mid-enterprise and service provider markets. The EdgeWave portfolio of web, email and data protection technologies delivers comprehensive secure content management with unrivalled ease of deployment and the lowest TCO on the market. The company’s award winning iPrism Web Security and Red Condor Email Security products are now complemented by new e-reputation, email archiving and data leakage protection solutions, and can be delivered as hosted, on-premises, and hybrid services. With 6,500 customers worldwide, EdgeWave strives to deliver simple, high performance solutions that offer excellent value.

Based in San Diego, California, EdgeWave markets its solutions through a network of value added resellers, ISP’s and MSP’s, distributors, system integrators, OEM partners and directly to end users. For more information about EdgeWave, visit www.edgewave.com

Forward Looking Statement
This press release may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, among other things, any statements of the plans, strategies, and objectives of management, including statements about our ability to successfully rebrand ourselves; any statements concerning proposed new products, services, or developments, including statements related to the EdgeWave portfolio offerings; statements of belief such as statements that we believe that it will be able to offer greater customer satisfaction and increase business growth and shareholder value over the long term; and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include, among other things, overall market acceptance of our rebranding efforts, performance of contracts by customers and partners; the ability to retain customers; employee management issues; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; our ability to integrate our acquisitions in accordance to plan; and the difficulty of keeping expense growth at modest levels while increasing revenues. These and other risks and factors that could cause events or our results to differ from those expressed or implied by such forward-looking statements are described in our most recent annual report on Form 10-K, as well as other subsequent filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

©2011 St. Bernard Software, Inc. All rights reserved. The EdgeWave and St. Bernard Software, Inc., logos, iPrism, iGuard, the Red Condor Logo, and Vx Technology are trademarks of St. Bernard Software, Inc. All other trademarks and registered trademarks are hereby acknowledged.